[PHOTO OMITTED]

The
Gabelli
Global
Opportunity
Fund


                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1999

                               [GRAPHIC OMITTED]

Gabelli Global Opportunity Fund

Third Quarter Report                                             [PHOTO OMITTED]
September 30, 1999

                                                Marc J. Gabelli and Caesar Bryan
                                                              Portfolio Managers

To Our Shareholders,

      While equity markets worldwide experienced choppy rides during the third quarter of 1999, it was smooth sailing for the Gabelli Global Opportunity Fund. American financial market indices declined during the third quarter and some foreign markets, while outperforming the U.S., also experienced stormy weather. For the Gabelli Global Opportunity Fund, however, our flexible approach to stock picking paid off again with superior returns. In sharp contrast to the relative inconsistency among financial markets throughout the world, telecommunications and media holdings continued to buoy performance with solid returns.

Investment Performance

      For the third quarter ended September 30, 1999, The Gabelli Global Opportunity Fund's (the "Fund") total return was 4.69%. The Lipper Global Fund Average and Morgan Stanley Capital International World Free Index of global equity markets declined 1.02% and 1.06%, respectively, over the same period. The Morgan Stanley World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

      The Fund was up 46.57% over the trailing twelve-month period. The Lipper Global Fund Average and Morgan Stanley World Free Index rose 30.54% and 30.90%, respectively, over the same twelve-month period. Since inception on May 11, 1998 through September 30, 1999, the Fund had a cumulative total return of 42.02%, which equates to an average annual total return of 28.67%.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------
                                          Quarter
                          ----------------------------------------
                           1st        2nd          3rd       4th        Year
                          ------    --------     -------   -------    ---------
 1999: Net Asset Value    $11.47    $13.00       $13.61         --         --
       Total Return ...     8.7%     13.3%         4.7%         --         --
--------------------------------------------------------------------------------
 1998: Net Asset Value       --     $10.23       $ 9.69     $10.55     $10.55
       Total Return ...      --       2.3%(b)     (5.3)%     13.7%      10.1%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Returns - September 30, 1999 (a)
                 -----------------------------------------------

     1 Year ...................................................   46.57%
     Life of Fund (b) .........................................   28.67%
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date             Rate Per Share           Reinvestment  Price
-----------------             --------------           -------------------
December 28, 1998                $0.450                       $10.34

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 11, 1998.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

Our Investment Objective

      The Gabelli Global Opportunity Fund seeks to invest in common stock of companies which have rapid growth in revenues and earnings and equities trading at a significant discount to their intrinsic value. The Fund's primary objective is capital appreciation. Marc Gabelli and Caesar Bryan are responsible for the day-to-day management of the Gabelli Global Opportunity Fund. Currently, Marc Gabelli is Portfolio Manager for the Gabelli Global Interactive Couch Potato(R) Fund. Caesar Bryan is Portfolio Manager of the Gabelli International Growth and Gabelli Gold Funds.

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/99

   [The following table was depicted as a pie chart in the printed material.]

                          Europe              39.5%
                          United States       29.2%
                          Japan               19.8%
                          Canada               5.5%
                          Australia            4.2%
                          South Africa         1.8%

COMMENTARY

Wireless Works

      About one year ago, AT&T began to set a new standard for the wireless communications industry. By piecing together a nearly seamless national network, eliminating roaming charges, and lowering prices to 20 cents per minute for calls to anywhere in the U.S., AT&T has forced other wireless providers to follow suit. The push is on for low cost national and even global wireless services. Prices throughout the industry are dropping and usage is increasing. New programs such as "calling party pays" and prepaid plans are also making wireless services more attractive. Finally, laptop computer sales continue to rise, and more data is moving over wireless systems. This further fuels demand for the wireless spectrum and enhances the value of wireless assets.

      Toward the end of this quarter, we celebrated a blessed event: Telephone & Data Systems ("TDS"), one of our larger holdings, sold its personal communications services ("PCS") business Aerial Communications to VoiceStream Wireless. Although we like the investment prospects for PCS, TDS obtained a premium price for this business, and in the process of eliminating an asset that demanded considerable capital expenditures, improved its net earnings outlook. TDS stock made a move upward in the midst of market declines during the last two weeks of September. In addition, this transaction should help to surface value in our other wireless communications holdings. We can already see the effects of the new wireless dynamics at work - Omnipoint, the Fund's largest holding, saw its price almost double during the third quarter.

Cable Modems

      In our second quarter letter to shareholders, we opined that high-speed cable modems gave the cable television providers an edge over telephone companies in the battle for Internet traffic. This was the reason for our investment in General Instrument, one of the world's leading cable modem manufacturers. General Instrument's stock rose impressively this quarter on the announcement that it would be purchased by Motorola. Our investment paid off, as the powerful wireless communications provider decided to venture into the world of data transmission.

Gold Fever Strikes Again

      On September 26, fifteen European Central Banks released a statement indicating that they would cease selling off their gold reserves and participating in gold options trading. The statement, made by the Central Banks of Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the

Netherlands, Portugal, Spain, Sweden, Switzerland, and England, caused an immediate rise in the price of gold from $265 per ounce to $300 per ounce by the end of the quarter. On a fundamental basis the supply/demand equation remains supportive of a higher price. Demand is about 4,000 tons and mine supply can only fill about 2,300 tons. The rest of the demand is met from above ground supplies, much of which comes from central banks.

      Gold stocks have responded to the move in bullion, but there has been a differentiation in performance between those companies that have hedged a significant portion of their reserves and production and those that have left themselves exposed to changes in the gold price. In this new gold environment, gold equities should perform well with investors concentrating on unhedged producers. This should benefit the Fund's portfolio of gold equities.

There's Always Television

      As the final year of the final decade of the final century of the second millennium winds to a close, one of the twentieth century's most influential inventions to date plain old television - continues to sit atop the media food chain. No one can deny that the Internet is poised to take a big chunk of television broadcasters' revenues but, as history has proven, innovations occur when they are needed. Both within the U.S. and abroad, media companies are becoming more fully integrated, taking advantage of synergies and streamlining to cut costs. In the process, the largest media empires to date are being created, with giants preparing to race around the world in search of global advertising dollars. Set to profit from this new dynamic are the broadcasters-those companies whose positions in the distribution channels make them the key ingredients to any media giant's integrated advertising campaign. Broadcasters around the globe are already feeling the effects of their new-found popularity in terms of rising stock prices. Here at the Fund, we anticipated this development and have positioned ourselves accordingly.

From Stem to Stern

      While choppy seas brought some holdings to the edge of drowning, the Fund as a whole managed to stay afloat in the third quarter. This quarter's top performers came from a few sectors - telecommunications and wireless communications (Omnipoint, KDD and Japan Telecom), mining companies (Anglogold, Antofogasta, Newmont and Harmony) and broadcasting (Tokyo Broadcasting) dominated the list of top ten performers. Backed by the resurgence of the Japanese economy and the yen's gains against the dollar, the Fund's Japanese holdings led the performance charge among all geographic sectors. Eight of the Fund's top fifteen performers were Japanese stocks, all of which posted returns above 20%.

      A few of our other holdings could not tread water. While the holdings that posted negative returns were spread throughout the various industry sectors, a disproportionate number of those that fell overboard were financial services stocks that were negatively affected by global uneasiness about the economic horizon.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of September 30, 1999.

Bell Atlantic Corp. (BEL - $67.3125 - NYSE), following its merger with NYNEX and its impending merger with GTE (GTE - $76.875 - NYSE), is a premier provider of advanced voice and data services from Maine to Virginia - the world's most information-intensive marketplace. The company serves 22 million households. Bell Atlantic is one of the world's largest and most successful wireless companies, with domestic operations in 24 states and international investments in Latin America, Europe and the Pacific Rim. In September 1999, BEL announced a wireless joint venture with Vodafone AirTouch to provide domestic cellular and PCS services. BEL is also a global leader in publishing directories and in providing Internet-based shopping guides, website creation and hosting, and other electronic commerce services. The company has a mix of mature and start-up communications businesses in Europe and the Pacific Rim, including a 24.9% stake in Telecom Corp. of New Zealand and an 18.5% stake in Cable & Wireless Communications.

Cable & Wireless plc (CWP - $33.125 - NYSE), a United Kingdom-based company, is a global telecommunications provider with interests in local telephone companies. Major subsidiaries include Hong Kong Telecommunications (HKT - $21.75
- NYSE) (54% owned) and the publicly traded, U.K.-based company, Cable & Wireless Communications (CWZ - $52.125 -NYSE) (53% owned) which is the largest cable system operator in the U.K. CWZ owns 100% of Mercury Communications, the second largest provider of telecommunications services in Britain, and is a majority stakeholder in Bell Cable Media, Nynex CableComms and Videotron Holdings plc. In August, the company agreed to sell Cable & Wireless Communications' consumer business to NTL Inc. for 8 billion pounds and will retain its data assets including Mercury Communications. Hong Kong Telecom is the dominant telecommunications service provider in Hong Kong and remains the "crown jewel" of the CWP portfolio. Cable & Wireless has dramatically expanded its global Internet presence with its September 1998 acquisition of Internet MCI for $1.75 billion.

Canal + (CNLP.PA - $59.70 - Paris Stock Exchange) is Europe's leading pay television company, operating throughout Europe with the exception of the U.K., Ireland and Germany. Canal + provides premium channels as well as film and television programming. The company has expanded its businesses to include digital television service and is a majority owner in Numericable, one of France's top three cable operators, and Paris St. Germain, the top French soccer club.

Compagnie Financiere Richemont AG (RIFZ.S - $2,002.23 - Zurich Stock Exchange) is one of the world's leading luxury goods companies with such brand names as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco. Richemont recently swapped its tobacco business, Rothmans International, in exchange for a 25% stake in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T. and Vivendi, the French utility and media conglomerate, the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers.

CRH plc (CRH.L - $19.26 - London Stock Exchange) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

General Instrument Corp. (GIC - $48.125 - NYSE) is the world's leading supplier of secure interactive digital cable television delivery systems and analog set-top systems. The company offers digital cable delivery systems, analog set-top systems, transmission network systems and Internet protocol network systems through its Broadband Network Systems division. The company sells digital satellite uplink and downlink products for commercial and consumer use through its Satellite Data Networks division. General Instrument is in the process of being acquired by Motorola (MOT - $88.00 - NYSE) in a stock swap valued at approximately $11 billion.

Ito Yokado Co. Ltd (8264.T - $82.39 - Tokyo Stock Exchange) is one of Japan's leading retailers and operates supermarkets mainly in Tokyo and Kanagawa, selling clothing, foodstuffs and household utensils. The company's subsidiaries include Seven-Eleven Japan. Ito Yokado ranks second in industry sales and is top-ranked in profits.

Japan Telecom Co. Ltd. (9434.T - $23,405.00 - Tokyo Stock Exchange) provides domestic long distance telephone and leased line services through its fiber optic cable network connected to local telephone exchanges owned by Nippon Telegraph & Telephone and local common carriers. The company also participates in other telecommunications-related businesses such as cellular telephone services. British Telecommunications and AT&T have each recently taken a significant stake in Japan Telecom and Vodafone AirTouch is a partner in its cellular operations.

KDD Corp. (9431.T - $103.08 - Tokyo Stock Exchange) provides international telecommunications services in Japan. The company's services include telephone, telex, circuit leasing, data communications, and data transfer. KDD completed the JIH (a nationwide fiber-optic network) in the spring of this year, augmenting the existing fiber-optic network it inherited from its merger with TWJ, forming the most extensive fiber-optic network in the country. KDD is reportedly discussing a joint venture with American providers Qwest Communications and SBC.

Liberty Media Group (LMG'A - $37.125 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $43.50 - NYSE) and are now traded on the New York Stock Exchange.

Omnipoint Corp. (OMPT - $55.875 - Nasdaq) is a leading personal communications services ("PCS") carrier in the U.S., with licenses covering major metropolitan areas containing nearly 100 million people. On June 23, 1999, Omnipoint agreed to be acquired by VoiceStream Wireless (VSTR - $61.72 - Nasdaq) for 0.825 shares of VoiceStream and $8.00 cash per shares of OMPT. The combined company will have PCS licenses covering about 190 million points of presence ("POPs") and will become a major PCS carrier.

Rogers Communications Inc. (RG - $16.8125 - NYSE) provides cellular service and digital personal communications services ("PCS") through its interest in Rogers Cantel Mobile Communications. The company also offers cable television and video services through Rogers Cablesystems and radio and television broadcasting, publishing, and new media businesses through Rogers Multimedia. We believe the company is likely to participate in the concentration of the North American cable television industry.

Seagram Co. (VO - $45.50 - NYSE), with its 1995 purchase of an 80% interest in MCA from Matsushita Electric Industrial Co. for $5.7 billion, operates two global businesses: beverages and entertainment. Spirits and Wine group's major beverage brands include Chivas Regal, Martell, Mumm, Crown Royal and Seagram's Gin. With its $10.4 billion December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $38.75- Nasdaq).

Sony Corp. (6758.T - $148.95 - Tokyo Stock Exchange) develops and manufactures consumer and industrial electronic equipment. The company's products include audio and video equipment, televisions, displays, semiconductors, electronic components, computers and computer peripherals, and telecommunication equipment. Sony will focus on evolving digital network technology in its electronics business. In July, the Columbia House record and video club subsidiary announced plans to merge with CDNow. After the merger, Sony will have a 37% stake in the new company.

Tokyo Broadcasting System Inc. (9401.T - $20.08 - Tokyo Stock Exchange) is a media company, nationally broadcasting television and radio programs. The company is active in television program production, film production, recorded music, and both domestic and international cable television programming. Tokyo Broadcasting also produces and sells software, videotapes, CD-ROMs, and DVDs. The company is in the process of launching digital satellite broadcasting in a joint venture with Sumitomo and is also considering spinning off its radio and other production divisions.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Opportunity Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc. the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      We formed the Gabelli Global Opportunity Fund in May of last year because we believed that there were many companies around the world with real opportunities for earnings growth that were trading at discounts to their intrinsic value and growth rates. Applying our valuation approach to the global scene, and employing a few growth tactics, we felt that we could earn significant returns for our shareholders. While we would never dream of patting ourselves on our backs or counting our proverbial chickens before they are hatched, we feel that the Fund's initial performance speaks for itself. While we recognize that it will be difficult to earn such a high rate of return consistently in the future, we believe that the Fund's basic investment strategy is sound and should continue to be successful in the future.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABOX. Please call us during the business day for further information.

                                   Sincerely,


          /s/ Marc j. Gabelli                   /s/ Caesar Bryan

              Marc J. Gabelli                       Caesar Bryan
              Portfolio Manager                     Portfolio Manager


                                                /s/ Ivan Arteaga

                                                    Ivan Arteaga, CFA
                                                    Associate Portfolio Manager

October  25, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1999
                               ------------------

               Omnipoint Corp.                    Japan Telecom Co. Ltd.
               KDD Corp.                          Liberty Media Group
               Tokyo Broadcasting System Inc.     Canal +
               General Instrument Corp.           Cable & Wireless plc
               Bell Atlantic Corp.                Seagram Co.
--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Opportunity Fund
Portfolio of Investments -- September 30, 1999 (Unaudited)
================================================================================

                                                                     Market
      Shares                                                         Value
      ------                                                       ---------
                COMMON STOCKS -- 92.3%

                Automotive -- 0.4%
         900    General Motors Corp. .......................      $   56,644
                                                                  ----------
                Broadcasting -- 8.5%
       3,650    Audiofina ..................................         184,514
          15    Fuji Television Network Inc. ...............         105,603
      14,800    Granada Group plc ..........................         126,821
      10,000    Mediaset SpA ...............................         102,062
         450    NRJ SA .....................................         122,123
       1,125    Pathe SA ...................................         116,256
      20,000    Publishing & Broadcasting Ltd. .............         119,453
      13,000    Tokyo Broadcasting System Inc. .............         261,059
                                                                  ----------
                                                                   1,137,891
                                                                  ----------
                Building and Construction -- 1.7%
       7,300    CRH plc ....................................         139,298
       8,000    Sekisui House Ltd. .........................          90,025
                                                                  ----------
                                                                     229,323
                                                                  ----------
                Business Services -- 3.7%
       4,000    Asatsu-DK Inc. .............................         130,319
         500    Havas Advertising SA .......................         119,728
       2,190    Vivendi ....................................         153,710
       2,200    Young & Rubicam Inc.+ ......................          96,800
                                                                  ----------
                                                                     500,557
                                                                  ----------
                Cable -- 3.4%
       2,000    MediaOne Group Inc.+ .......................         136,625
       1,400    NTL Inc.+ ..................................         134,531
       2,500    UnitedGlobalCom Inc., Cl. A+ ...............         179,063
                                                                  ----------
                                                                     450,219
                                                                  ----------
                Communications Equipment -- 3.1%
       5,000    General Instrument Corp.+ ..................         240,625
       2,300    GN Store Nord A/S ..........................          75,735
         600    Mannesmann AG ..............................          96,216
                                                                  ----------
                                                                     412,576
                                                                  ----------
                Computer Software and Services -- 0.7%
       7,000    CDNow Inc.+ ................................          87,062
                                                                  ----------
                Consumer Products -- 4.0%
         720    Christain Dior SA ..........................         117,238
          70    Compagnie Financiere Richemont AG ..........         141,556
       4,000    KAO Corp. ..................................         112,718
       5,000    Sega Enterprises ...........................         104,152
       7,321    Unilever NV ................................          68,941
                                                                  ----------
                                                                     544,605
                                                                  ----------
                Consumer Services -- 0.6%
       5,000    Rollins Inc. ...............................          77,188
                                                                  ----------

                Diversified Industrial -- 0.5%
       7,000    General Electric Co. plc ...................          67,185
                                                                  ----------
                Electronics -- 2.2%
       1,000    Sony Corp. .................................         148,949
       1,000    Sony Corp., ADR ............................         150,063
                                                                  ----------
                                                                     299,012
                                                                  ----------
                Energy and Utilities -- 3.0%
       1,000    BP Amoco plc, ADR ..........................         110,813
      12,180    Citizens Utilities Co., Cl. B+ .............         137,786
       2,500    Schlumberger Ltd. ..........................         155,781
                                                                  ----------
                                                                     404,380
                                                                  ----------
                Entertainment -- 6.7%
       3,700    Canal Plus .................................         220,906
      12,000    EMI Group plc ..............................          87,715
       6,088    Liberty Media Group, Cl. A+ ................         226,017
      50,000    Rank Group plc .............................         176,360
       5,000    USA Networks Inc.+ .........................         193,750
                                                                  ----------
                                                                     904,748
                                                                  ----------
                Equipment and Supplies -- 1.5%
       4,000    THK Co. Ltd. ...............................         117,587
       4,000    Toyo Seikan Kaisha Ltd. ....................          86,130
                                                                  ----------
                                                                     203,717
                                                                  ----------
                Financial Services -- 9.0%
       2,600    Assicurazioni Generali SpA .................          86,332
         500    AXA-UAP ....................................          63,217
      15,500    Banca Commerciale Italiana .................         106,893
       1,500    Banque Nationale de Paris ..................         119,648
       1,800    Citigroup Inc. .............................          79,200
       2,262    Invik & Co. AB, B Free .....................         144,947
       3,000    Mellon Bank Corp. ..........................         101,250
         900    Morgan (J.P.) & Co. ........................         102,825
       3,000    Safra Republic Holdings SA .................         171,737
       6,500    Schroders plc ..............................         135,474
      10,000    Skandinaviska Enskilda Banken, Cl. A .......         101,916
                                                                  ----------
                                                                   1,213,439
                                                                  ----------
                Food and Beverage -- 3.2%
      25,800    Foster's Brewing Group Ltd. ................          72,753
          45    Nestle SA ..................................          84,470
       4,500    Seagram Co. ................................         204,750
       5,100    Whitman Corp. ..............................          72,675
                                                                  ----------
                                                                     434,648
                                                                  ----------
                Health Care -- 1.4%
          60    Novartis AG ................................          88,904
           9    Roche Holding AG ...........................         104,030
                                                                  ----------
                                                                     192,934
                                                                  ----------

The Gabelli Global Opportunity Fund
Portfolio of Investments (Continued) -- September 30, 1999 (Unaudited)
================================================================================

                                                                     Market
      Shares                                                         Value
      ------                                                     -----------
                COMMON STOCKS (Continued)

                Hotels and Gaming -- 1.4%
      13,000    Mirage Resorts Inc.+ .......................     $   182,813
                                                                 -----------
                Metals and Mining -- 6.2%
       3,000    Anglogold Ltd., ADR ........................          94,312
      20,000    Antofagasta Holdings plc ...................         130,387
       5,000    Barrick Gold Corp. .........................         108,750
       8,300    Harmony Gold Mining Ltd. ...................          49,987
      12,800    Harmony Gold Mining Ltd., ADR ..............          76,800
       3,500    Newmont Mining Corp. .......................          90,562
       6,000    Placer Dome Inc. ...........................          89,250
       2,700    Stillwater Mining Co.+ .....................          72,563
      25,000    WMC Ltd. ...................................         127,286
                                                                 -----------
                                                                     839,897
                                                                 -----------
                Publishing -- 6.7%
       9,000    Arnoldo Mondadori Editore SpA ..............         157,083
       9,250    Gruppo Editoriale L'Espresso SpA ...........         172,275
      34,000    Independent News & Media plc ...............         179,113
       7,000    News Corp. Ltd., ADR .......................         199,063
       8,000    Schibsted ASA ..............................          79,014
      12,000    United News & Media plc ....................         115,570
                                                                 -----------
                                                                    902,118
                                                                 -----------
                Retail -- 2.0%
       2,000    Ito Yokado Co. Ltd. ........................         164,771
      25,000    Sagami Co. Ltd. ............................          67,874
       1,000    Tsutsumi Jewelry Co. Ltd. ..................          37,448
                                                                 -----------
                                                                     270,093
                                                                 -----------
                Telecommunications -- 17.0%
       2,000    BCE Inc. ...................................          99,625
       3,500    Bell Atlantic Corp. ........................         235,594
       6,250    Cable & Wireless plc, ADR ..................         207,031
       5,000    Cincinnati Bell Inc. .......................          97,187
          25    DDI Corp. ..................................         187,240
      10,500    Electric Lightwave Inc.+ ...................         139,125
       5,125    Global Crossing Ltd. + .....................         135,813
          10    Japan Telecom Co. Ltd. .....................         234,050
       3,000    KDD Corp. ..................................         309,226
          13    Nippon Telegraph and Telephone Corp. .......         159,435
      10,500    Rogers Communications Inc., Cl. B+ .........         176,531
       1,500    Telecom Italia SpA, ADR ....................         129,281
       3,642    Telefonica SA ..............................         174,816
                                                                 -----------
                                                                   2,284,954
                                                                 -----------
                Wireless Communications -- 5.4%
       7,000    Omnipoint Corp.+ ...........................         391,125
      20,000    Telecom Italia Mobile SpA, ADR .............         124,304
       2,300    Telephone & Data Systems Inc. ..............         204,269
                                                                 -----------
                                                                     719,698
                                                                 -----------
                TOTAL COMMON STOCKS ........................      12,415,701
                                                                 -----------

                TOTAL INVESTMENTS -- 92.3%
                  (Cost $10,569,692) .......................      12,415,701

                Other Assets and Liabilities (Net) -- 7.7% .       1,033,549
                                                                 -----------

                NET ASSETS -- 100.0%
                  (988,083 shares outstanding) .............     $13,449,250
                                                                 ===========

                NET ASSET VALUE, Offering and Redemption
                  Price Per Share ..........................          $13.61
                                                                 ===========

----------
+      Non-income producing security.
ADR -  American Depositary Receipt.

                                                      % of
                                                      Market         Market
Geographic Diversification                            Value          Value
--------------------------                          ---------    -----------
Europe                                                  39.5%    $ 4,903,622
North America                                           34.7%      4,305,778
Japan                                                   19.8%      2,466,647
Asia/Pacific Rim                                         4.2%        518,555
South Africa                                             1.8%        221,099
                                                    ---------    -----------
                                                       100.0%    $12,415,701
                                                    =========    ===========

                        Gabelli Global Series Funds, Inc.
                       The Gabelli Global Opportunity Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                        Karl Otto Pohl
Chairman and Chief                           Former President
Investment Officer                           Deutsche Bundesbank
Gabelli Asset Management Inc.

Felix J. Christiana                          Werner J. Roeder, MD
Former Senior Vice President                 Medical Director
Dollar Dry Dock Savings Bank                 Lawrence Hospital

Anthony J. Colavita                          Anthonie C. van Ekris
Attorney-at-Law                              Managing DIrector
Anthony J. Colavita, P.C.                    BALMAC International, Inc.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                        Marc J. Gabelli
President and Chief                          Portfolio Manager
Investment Officer

Caesar Bryan                                 Bruce N. Alpert
Portfolio Manager                            Vice President and Treasurer

James E. McKee
Secretary

                                   Distributor

                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent

                       State Street Bank and Trust Company

                                  Legal Counsel

                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB403Q399SR